                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                               Amendment No. 1 to

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of

                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                                  June 24, 1999

                        DIAMOND MULTIMEDIA SYSTEMS, INC.
                        --------------------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


             0-25580                                    77-0390654
      (Commission File No.)                (IRS Employer Identification Number)



                              2880 Junction Avenue
                         San Jose, California 95134-1922
                         -------------------------------
                    (Address of Principal Executive Offices)


                                 (408) 325-7000
                                 --------------
              (Registrant's Telephone Number, Including Area Code)



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        The undersigned registrant hereby amends its current report on Form 8-K originally filed with the Securities and Exchange Commission on June 24, 1999, in order to correct a typographical error in the exchange ratio stated in the Agreement and Plan of Merger (exhibit 2.1).

Item 5. Other Events

        Diamond Multimedia Systems, Inc., a Delaware corporation (the "Registrant" or "Diamond") and S3 Incorporated, a Delaware corporation ("S3"), have entered into an Agreement and Plan of Merger, dated as of June 21, 1999 (the "Merger Agreement"), whereby a wholly-owned subsidiary of S3 ("Merger Sub") will be merged with and into Diamond, with Diamond as the surviving entity (the "Merger").

               As a result of the Merger, the outstanding shares of common stock, $0.001 par value per share, of Diamond (the "Diamond Common Stock") will be converted into shares of Common Stock, $0.0001 par value per share, of S3 (the "S3 Common Stock") at an exchange ratio equal to 0.52 share of S3 Common Stock for each share of Diamond Common Stock. As a result of the Merger, Diamond will become a wholly-owned subsidiary of S3, and Diamond's board of directors will consist of the directors of Merger Sub immediately prior to the effective time of the Merger.

               The closing of the Merger is subject to certain conditions, including the approval of the Common Stock holders of Diamond and S3 and the receipt of customary antitrust clearance.

               S3 and Diamond entered into a Credit Agreement, dated as of June 10, 1999, and amended on June 14, 1999 (the "Credit Agreement"), pursuant to which S3 agreed to make three (3) separate loans to Diamond in amounts not exceeding $20.0 million in the aggregate. As of the date hereof, S3 has made two of those three loans to Diamond in the aggregate amount of $10.0 million. In connection with the aforesaid loans, Diamond issued to S3 three (3) warrants to purchase an aggregate of 4,597,871 shares of Diamond Common Stock at exercise prices ranging from $4.18 to $4.471875 per share.

               Copies of the Merger Agreement and the Credit Agreement are attached as exhibits to this report and are incorporated herein by reference.



                                      -2-
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Item 7. Financial Statements and Exhibits.

               (a)   Exhibits.

                      2.1 Agreement and Plan of Merger between Diamond Multimedia Systems, Inc. and S3 Incorporated, dated as of June 21, 1999.


                      10.1* Credit Agreement, dated as of June 11, 1999, by and between Diamond Multimedia Systems, Inc. and S3 Incorporated.


                      10.2* First Common Stock Purchase Warrant issued by Diamond Multimedia Systems, Inc. to S3 Incorporated.


                      10.3* Second Common Stock Purchase Warrant issued by Diamond Multimedia Systems, Inc. to S3 Incorporated.

                      10.4* Third Common Stock Purchase Warrant issued by Diamond Multimedia Systems, Inc. to S3 Incorporated.


* Previously filed.

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                                    SIGNATURE



        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this amendment to be signed on its behalf by the undersigned hereunto duly authorized.

        Dated:  July 13, 1999

                                       DIAMOND MULTIMEDIA SYSTEMS, INC.



                                       By  /s/ James M. Walker
                                           -------------------------------------
                                                     James M. Walker
                                                Chief Financial Officer


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                                  EXHIBIT INDEX


         Exhibit No.                      Description
         -----------                      -----------
            2.1      Agreement and Plan of Merger between Diamond Multimedia
                     Systems, Inc. and S3 Incorporated, dated as of June 21,
                     1999.

            10.1* Credit Agreement, dated as of June 11, 1999, by and between Diamond Multimedia Systems, Inc. and S3 Incorporated.

            10.2*    First Common Stock Purchase Warrant issued by Diamond
                     Multimedia Systems, Inc. to S3 Incorporated.

            10.3*    Second Common Stock Purchase Warrant issued by Diamond
                     Multimedia Systems, Inc. to S3 Incorporated.

            10.4*    Third Common Stock Purchase Warrant issued by Diamond
                     Multimedia Systems, Inc. to S3 Incorporated

* Previously filed.